Exhibit 99.1

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS
CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660
JUDGE: DOUGLAS O. TICE JR.

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: February 7, 2011 To March 6, 2011

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7A) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ J.P. CAUSEY JR.	EXECUTIVE VICE PRESIDENT
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

J.P. CAUSEY JR.	MARCH 14, 2011
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ KATHRYN L. TYLER	CONTROLLER
ORIGINAL SIGNATURE OF PREPARER	TITLE

KATHRYN L. TYLER	MARCH 14, 2011
PRINTED NAME OF PREPARER	DATE

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-1

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

BALANCE SHEET

	12/31/2010	2/6/2011	3/6/2011
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$6,902,336	$6,655,688	$6,499,159
Accounts receivable [1]	1,561,429	1,561,429	1,561,429
Inventories	—	—	—
Prepaid expenses and other current assets	16,473	60,102	49,080
Income taxes receivable	—	—	—

TOTAL CURRENT ASSETS	8,480,238	8,277,219	8,109,668

Gross property, plant and equipment:	—	—	—
Less accumulated depreciation	—	—	—

Net property, plant and equipment	—	—	—

Investment	1,845,122	1,787,329	1,787,329
Net Intercompany receivable	—	—	—
Other assets	23,606,978	23,606,978	23,606,978

TOTAL ASSETS	33,932,338	33,671,526	33,503,975

CURRENT LIABILITIES
Accounts payable	24,169	31,042	1,551
Accrued expenses	188,022	184,703	256,362

TOTAL CURRENT LIABILITIES	212,191	215,745	257,913

LIABILITIES NOT SUBJECT TO COMPROMISE	212,191	215,745	257,913

LIABILITIES SUBJECT TO COMPROMISE[2]	396,781,204	396,719,890	396,716,579

STOCKHOLDERS’ EQUITY
Common stock	20,238,486	20,238,486	20,238,486
Additional paid-in capital	98,740,698	98,740,698	98,740,698
Accumulated other comprehensive income (loss)	(2,484,470)	(2,484,470)	(2,484,470)
Retained earnings	(479,555,771)	(479,758,823)	(479,965,231)

TOTAL STOCKHOLDERS’ EQUITY	(363,061,057)	(363,264,109)	(363,470,517)

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	$33,932,338	$33,671,526	$33,503,975

1.	Accounts receivable represents non trade receivables, deposits, advances and other miscellaneous receivables

2.	Beginning with the period ended 3/7/2010 the company is no longer accruing interest on its pre-petition debt. In addition, pre-petition debt denominated in foreign currencies is no longer being revalued for changes in foreign exchange rates.

Pre-petition debt and accrued interest in GBP is valued at 1.5667 GBP to 1 USD and Pre-petition debt and accrued interest in Euros is valued at 1.3683 Euro to 1 USD.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-2

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

INCOME STATEMENT

	12/31/2010	2/6/2011	3/6/2011

Net sales	$—	$—	$—
Cost of products sold	—	—	—
Selling, general and administrative expenses	54,119	68,810	50,407
Gain (loss) on foreign currency translation[1]	—	—	—
Other income (loss), net	—	—	257

Operating loss	(54,119)	(68,810)	(50,150)

Loss on divestiture	—	—	—
Reorganization costs and other financing costs	58,470	134,258	157,696
Interest expense, net[1]	(2,020)	(1,755)	(1,437)

Loss from continuing operations	(110,569)	(201,313)	(206,409)

Intercompany income, net	—	—	—

Loss from continuing operations before taxes	(110,569)	(201,313)	(206,409)

Tax expense	—	—	—

Loss before discontinued operations	(110,569)	(201,313)	(206,409)

Loss (income) from discontinued operations, net of tax	8,709	1,738	—

Net (loss) income	$(119,278)	$(203,051)	$(206,409)

1.	Beginning with the period ended 3/7/2010 the company is no longer accruing interest on its pre-petition debt. In addition, pre-petition debt denominated in foreign currencies is no longer being revalued for changes in foreign exchange rates.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-3

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

CASH RECEIPTS AND DISBURSEMENTS

	12/31/2010	2/6/2011	3/6/2011

Operating activities:
Net loss	$24,118,995	$(203,051)	$(409,460)
Depreciation and amortization	—	—	—

Changes in operating assets and liabilities, net of acquisitions and dispositions:
Accounts receivable, net	433,598	—	—
Inventories	—	—	—
Other assets	2,618,310	(43,629)	(32,608)
Accounts payable and accrued expenses	(636,158)	3,211	45,378
Income taxes payable	(21,722,689)	—	—
Loss on divestiture	—	—	—
Loss on sale of fixed assets	—	—	—
Other	(7,140,062)	(3,179)	(6,487)

Net cash provided by operating activities	(2,328,006)	(246,648)	(403,177)

Investing activities:
Purchases of property, plant and equipment	—	—	—
Divestitures	—	—	—
Proceeds from sales of property, plant and equipment	—	—	—
Other	—	—	—

Net cash (used in) provided by investing activities	—	—	—

Financing activities:
Net borrowings on credit lines	—	—	—
Payments on long-term debt	—	—	—
Proceeds from long-term debt	—	—	—
Intercompany	—	—	—
Other	—	—	—

Net cash provided by (used in) financing activities	—	—	—

Effect of foreign exchange rate changes on cash and cash equivalents	—	—	—

Increase (decrease) in cash and cash equivalents	(2,328,006)	(246,648)	(403,177)

Cash and cash equivalents at beginning of Year	9,230,342	6,902,336	6,902,336

Cash and cash equivalents at end of Period	$6,902,336	$6,655,688	$6,499,159

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-4

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

ACCOUNTS RECEIVABLE AGING[1]	SCHEDULE AMOUNT	MONTH	MONTH	MONTH
1. 0-30		$—	$—	$—
2. 31-60		—	—	—
3. 61-90		—	—	—
4. 91+		—	—	—

5. TOTAL ACCOUNTS RECEIVABLE		$—	$—	$—

6. AMOUNT CONSIDERED UNCOLLECTIBLE

7. ACCOUNTS RECEIVABLE (NET)		$—	$—	$—

1.	Does not include deposits/advances which are included in the balance sheet and miscellaneous receivables not recorded under the AR sub ledger.

Following the sale on 4/30/2009 the debtors have no trade receivables.

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH: 2/07/2011-3/06/2011

TAXES PAYABLE	0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1. FEDERAL	$—	$—	$—	$—	$—
2. STATE	—	—	—	—	—
3. LOCAL	—	—	—	—	—
4. OTHER (ATTACH LIST)	—	—	—	—	—

5. TOTAL TAXES PAYABLE	$—	$—	$—	$—	$—

6. ACCOUNTS PAYABLE	$1,551	$—	$—	$—	$1,551

STATUS OF POSTPETITION TAXES	MONTH: 2/07/2011-3/06/2011

	BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL
1. WITHHOLDING**	$—	$—	$—	—
2. FICA-EMPLOYEE**	—	—	—	—
3. FICA-EMPLOYER**	—	—	—	—
4. UNEMPLOYMENT	—	—	—	—
5. INCOME	—	—	—	—
6. OTHER (ATTACH LIST) franchise taxes	—	—	—	—

7. TOTAL FEDERAL TAXES	$—	$—	$0	$—

STATE AND LOCAL
8. WITHHOLDING	$—	$—	$—	—
9. SALES	—	—	—	—
10. EXCISE	—	—	—	—
11. UNEMPLOYMENT	—	—	—	—
12. REAL PROPERTY	—	—	—	—
13. PERSONAL PROPERTY	—	—	—	—
14. OTHER	—	—	—	—

15. TOTAL STATE & LOCAL	$—	$—	$—	$—

16. TOTAL TAXES	$—	$—	$—	$—

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-5

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

MONTH:    2/07/2011-3/06/2011

BANK RECONCILIATIONS

A. BANK:	Wachovia	Wachovia	Wachovia	Wachovia	Wachovia	Wachovia	TOTAL
B. ACCOUNT NUMBER:	2000044344937	2000044344953	2000049760707	2000042096355	2000042096368	2000028428497
C. PURPOSE (TYPE):	Money Market	Money Market	Money Market	Deposit/Wdrwl	Deposit/Wdrwl	Deposit/Wdrwl
1. BALANCE PER BANK STATEMENT	$4,175,565	$1,166,450	$656,594	$296,858	$260,926	$5,617	$6,562,010
2. ADD: TOTAL DEPOSITS NOT CREDITED				—			—
3. SUBTRACT: OUTSTANDING CHECKS				(63,226)			(63,226)
4. OTHER RECONCILING ITEMS				—			—

5. MONTH END BALANCE PER BOOKS	4,175,565	1,166,450	656,594	233,632	260,926	5,617	6,498,784

6. NUMBER OF LAST CHECK WRITTEN	N/A	N/A	N/A	N/A	N/A	N/A	N/A
INVESTMENT ACCOUNTS
BANK, ACCOUNT NAME & NUMBER					DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.
8.
9.
10.

11. TOTAL INVESTMENTS								—

CASH

12. CURRENCY ON HAND								$375

13. TOTAL CASH - END OF MONTH								$6,499,159

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-6

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660	MONTH:	2/07/2011-3/06/2011

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	See Appendix A
2.
3.
4.
5.

6. TOTAL PAYMENTS TO INSIDERS		$—	$—

PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1. Alvarez & Marsal				$638,301
2. FTI Consulting				61,845
3. Goldman Sachs				4,142,218
4. Gordian Group LLC				482,214
5. Greenberg Traurig, LLP	2/16/2011	23,634	23,634	1,195,659	16,000
6. Hammonds				122,338
7. Hunton & Williams	2/16/2011	24,555	24,555	2,613,453	162,157
8. Ivins, Phillips, & Barker				1,153,455
9. Kekst & Company				7,513
10. Kurtzman Carson Consultants			37,091	590,999
11. Lowenstein & Sandler PC				25,176	1,327
12. Tavenner & Beran				54,920	51,082
13. Quarles & Brady **	2/17/2011	120,047	3,308	3,145,726	220,000

TOTAL PAYMENTS TO PROFESSIONALS		$168,236	$88,588	$14,233,816	$450,566

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED. INCURRED FEES ARE MANAGEMENT ESTIMATES.
**	Remainder of amount approved but not paid to be paid by insurance

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
2. James Center Property LLC	3,000	3,000	—
3. Ikon Leasing	798	798	—
3. Lanier Parking Solutions	165	165	—

TOTAL	$3,963	$3,963	$—

CASE NAME: CANAL CORPORATION	APPENDIX A

CASE NUMBERs:	08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651,
08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

PAYMENTS TO INSIDERS AND PROFESSIONALS

MONTH: 2/07/2011-3/06/2011

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

NAME	TYPE OF PAYMENT	December Amount Paid	January Amount Paid	February Amount Paid	TOTAL PAID TO DATE
1. Alvarez & Marsal	Professional	$—	$—	$—	638,301
2. Buchan, Brian J	BOD Fees	—	—	—	14,494
3. Causey Jr, John Paul	Payroll	—	—	—	328,497
4. Causey Jr, John Paul	Expense Reimb	—	370	919	12,390
5. Causey Jr, John Paul	Professional	—	10,710	24,060	132,870
6. Decaluwe, Rafael C	BOD Fees	—	—	—	30,365
7. Fell, Sir David	BOD Fees	—	7,000	1,260	153,974
8. Formacek, Candace C.	Payroll	—	—	—	69,375
9. Formacek, Candace C.	Expense Reimb	—	—	—	2,905
10. Fowden, Jerry	BOD Fees	—	—	—	10,705
11. FTI Consulting	Professional	—	—	—	61,845
12. Goldman Sachs	Professional	—	—	—	4,142,218
13. Gordian Group	Professional	—	—	—	482,214
14. Greenberg Traurig	Professional	6,252	—	23,634	1,195,659
15. Hammonds LLP	Professional	—	—	—	122,338
16. Hellyar, Mary Jane	BOD Fees	—	—	—	18,071
17. Henderson, Thomas	Expense Reimb	—	—	—	9,658
18. Henderson, Thomas M	Payroll	—	—	—	75,000
19. Henfling, Robin	Payroll	—	—	—	94,386
20. Henfling, Robin	Expense Reimb	—	—	—	8,231
21. Hockett, Vincent W.	Payroll	—	—	—	99,375
22. Hockett, Vincent W.	Expense Reimb	—	—	—	2,455
23. Hunton & Williams LLP	Professional	41,915	114,991	24,555	2,613,453
24. Ivins, Phillips & Baker	Professional	8,709	1,738	—	1,153,455
25. Kekst & Company	Professional	—	—	—	7,513
26. Kohut, Andrew J	Payroll	—	—	—	211,993
27. Kohut, Andrew J	Expense Reimb	—	—	—	1,189
28. Kohut, Andrew J	BOD Fees	—	3,750	1,800	40,000
29. Lowenstein Sandler PC	Professional	—	—	—	25,176
30. Kurtzman Carson Consultants	Professional	—	17,513	37,091	590,999
31. McKeough, John	Expense Reimb	—	—	—	16,030
32. Mckeough, John P.	Payroll	—	—	—	66,298
33. Mostrom, Joel K.	Payroll	—	—	—	128,244
34. Mostrom, Joel K.	Expense Reimb	—	—	—	1,862
35. Naftzger, Christopher	Payroll	—	—	—	77,076
36. Naftzger, Christopher	Expense Reimb	—	—	—	2,671
37. Petit, Henri	BOD Fees	—	2,625	1,260	47,480
38. Quarles & Brady	Professional	19,287	3,178	3,308	3,145,726
39. Rosenblum, DR. John W.	BOD Fees	—	3,750	—	72,800
40. Swade, Terry A.	Payroll	—	—	—	38,625
41. Swade, Terry A.	Expense Reimb	—	—	—	490
42. Tavenner & Beran	Professional	—	—	—	54,920
43. Thelander, Beverly L.	BOD Fees / Exp	—	3,750	1,800	81,223
44. Turley, Troy	Expense Reimb	—	—	—	11,302
45. Turley, Troy L.	Payroll	—	—	—	60,553
46. Winter, David A	Payroll	—	—	—	72,402
47. Winter, David A	Expense Reimb	—	—	—	251

TOTAL PAYMENTS TO INSIDERS		$76,163	$169,375	$119,687	$16,227,057

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-7

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660	MONTH:	2/07/2011-3/06/2011

QUESTIONNAIRE

	YES	NO

1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X

2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X

3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X

4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X

5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X

6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X

7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X

8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X

9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X

10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X

11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X

12. ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Miscellaneous asset sale during February 2011 pursuant to the Order Approving Procedures to Sell Certain Miscellaneous Assets Free and Clear of All Interests Without Further Order of the Court

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-7a

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660	MONTH:	2/07/2011-3/06/2011

INSURANCE

	YES	NO

1. ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X

2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X

3. PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

MONTH ENDING: February 7, 2011 To March 6, 2011

INSURANCE SCHEDULE

Type	Carrier/Agent	Period Covered	Payment Amount	Frequency
General Liability	Century Surety Company	4/24/10-4/24/11	$987	Paid at Inception

Umbrella Liability	Century Surety Company	4/24/10-4/24/11	$4,357	Paid at Inception

Commercial Property	The Harford	4/24/10-4/24/11	$6,392	Paid at Inception

Primary Directors & Officers Liability Insurance	National Union Fire Insurance Company of Pittsburgh (AIG)	1/1/11-7/1/11	$25,000	Paid at Inception

Excess Directors and Officers Liability	Ace American Insurance Company	1/1/11-7/1/11	$12,500	Paid at Inception

Directors and Officers Liability Excess DIC Policy	Ace American Insurance Company	1/1/11-7/1/11	$10,000	Paid at Inception

Employed Lawyers Liability (policy period ammendment)	Chartis Specialty Insurance Company	1/1/11-7/1/11	$8,537	Paid at Inception

US Workers Compensation	Twin City Fire Insurance Company	5/1/10-5/1/11	$1,052	Paid at Inception

Natural Resources Liability and Clean-Up	American International Specialty Lines Insurance Company	12/31/00-12/31/20	$6,500,000	Paid at Inception

CASE NAME: CANAL CORPORATION	APPENDIX B

CASE NUMBERs:	08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

SCHEDULE OF AUTHORIZED FOX RIVER EXPENSES PAID FROM FOX RIVER EXPENSE ACCOUNT

DISBURSEMENTS MADE THROUGH MARCH 6, 2011

NAME	DATE	AMOUNT
1. Latham & Watkins	1/20/2010	$175,000
2. Quarles & Brady, LLP	1/25/2010	109,913
3. Quarles & Brady, LLP	3/30/2010	33,100
4. CH2MHILL	4/17/2010	12,111
5. Quarles & Brady, LLP	6/12/2010	245,767
6. Quarles & Brady, LLP	7/10/2010	585,181
7. Quarles & Brady, LLP	8/28/2010	29,836
8. Quarles & Brady, LLP	9/19/2010	17,787
9. Quarles & Brady, LLP	9/28/2010	80,129
10. Quarles & Brady, LLP	12/3/2010	63,721
11. Quarles & Brady, LLP	12/28/2010	19,287
12. Quarles & Brady, LLP	1/13/2011	3,178
13. Quarles & Brady, LLP	2/19/2011	3,308

TOTAL PAYMENTS		$1,378,318